Supplement dated March 26, 2024
to the following statutory prospectus(es):
BAE Future Corporate FPVUL prospectus dated May 1, 2023

This supplement updates certain information contained in your statutory prospectus. Please read and retain this supplement for future reference.
1.
Effective April 30, 2024, the following underlying mutual fund is no longer available to receive transfers or new purchase payments.
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Deutsche DWS Variable Series II – DWS CROCI® U.S. VIP: Class B
2.
The Board of Trustees of DWS Investment Management Americas, Inc. approved to liquidate the Deutsche DWS Variable Series II – DWS CROCI® U.S. VIP: Class B (the "Liquidating Fund"). The liquidation is expected to occur on or about June 17, 2024 (the "Liquidation Date").
In anticipation of the liquidation, the following changes apply to the policy:
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From the date of this supplement until the Liquidation Date, investors with allocations in the Liquidating Fund may transfer allocations to any other available investment option. During this period, any transfers from the Liquidating Fund will not be treated as a transfer for purposes of transfer limitations that would otherwise be applicable.
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On the Liquidation Date, any remaining assets in the Liquidating Fund will be transferred to the Fidelity Variable Insurance Products Fund – VIP Government Money Market Portfolio: Initial Class.
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After the Liquidation Date, any and all references to the Liquidating Fund are deleted.
PROS-0851